                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08375

                       SCUDDER INVESTORS PORTFOLIOS TRUST
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         P.O. Box 501 Cardinal Avenue, Grand Cayman, Cayman Islands, BWI
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Top 50 US Fund

Annual Report to Shareholders

August 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder Top 50 US Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

Top 50 US Portfolio

33 Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Top 50 US Fund	1-Year	3-Year	5-Year	Life of Class**
Class A	7.24%	-21.11%	-2.76%	-2.19%
S&P 500 Index+	12.07%	-11.43%	2.48%	2.51%

Scudder Top 50 US Fund	1-Year	3-Year	5-Year	Life of Class***
Class B	6.62%	-21.72%	-3.50%	-5.53%
S&P 500 Index+	12.07%	-11.43%	2.48%	-.22%

Scudder Top 50 US Fund	1-Year	3-Year	Life of Class****
Class C	6.60%	-21.71%	-4.36%
S&P 500 Index+	12.07%	-11.43%	2.48%

Sources: Lipper Inc. and Investment Company Capital Corp.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 8/31/03	$ 10.96	$ 9.18	$ 10.02
8/31/02	$ 10.22	$ 8.61	$ 9.40

Class A Lipper Rankings* - Large Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	832	of	1062	79
3-Year	766	of	809	95
5-Year	518	of	566	92

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
[] Scudder Top 50 US Fund - Class A(b) [] S&P 500 Index+

Yearly periods ended August 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Top 50 US Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***	Life of Class****
Class A(b)	Growth of $10,000	$10,117	$4,628	$8,193	$8,271	-	-
	Average annual total return	1.17%	-22.65%	-3.91%	-3.16%	-	-
Class B(b)	Growth of $10,000	$10,350	$4,700	$8,283	-	$7,263	-
	Average annual total return	3.50%	-22.25%	-3.70%	-	-5.70%	-
Class C(b)	Growth of $10,000	$10,542	$4,751	-	-	-	$7,928
	Average annual total return	5.42%	-21.97%	-	--	-	-4.55%
S&P 500 Index+	Growth of $10,000	$11,207	$6,949	$11,301	$11,582	$9,880	$11,301
	Average annual total return	12.07%	-11.43%	2.48%	2.51%	-.22%	2.48%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on October 2, 1997. Index returns begin September 30, 1997.
*** Class B shares commenced operations on March 18, 1998. Index returns begin March 31, 1998.
****Class C shares commenced operations on September 2, 1998. Index returns begin August 31, 1998.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Top 50 US Fund: A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the investment advisor for Top 50 US Portfolio, in which the fund invests all its assets. Deutsche Asset Management, Inc. ("DeAM, Inc."), the Portfolio's subadvisor, is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

ICCC and DeAM, Inc. are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Owen B. Fitzpatrick

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the Portfolio.

• Joined Deutsche Asset Management in 1995.

• Joined the Portfolio in 1999.

• Over 14 years of investment industry experience.

Karin Hillmer

Vice President of Deutsche Asset Management and Co-Manager of the Portfolio.

• Joined Deutsche Asset Management in 1986.

• Joined the Portfolio in 2002.

• Over 16 years of investment industry experience.

In the following interview, Portfolio Manager Owen B. Fitzpatrick discusses Scudder Top 50 US Fund's strategy and the market environment during the 12-month period ended August 31, 2003.

Q: During the past 12 months, the US equity market tested the August 2002 performance lows twice before starting on its rally in mid-March 2003. Will you give us an overview of the events that contributed to this volatility?

A: As we headed into the fund's new fiscal year, the US equity market was experiencing its worst quarter since 1987. The Standard & Poor's 500 index (S&P 500) was down 10.86% for September 2002 alone.1 Investors faced a weaker economic outlook for the winter, negative corporate earnings revisions and a lack of capital spending increases, as companies aggressively reduced costs to repair balance sheets. An increasing unemployment rate focused market participants on the possibility of weaker consumer spending toward the end of 2002, which, in turn, could have led to a double-dip recession. In an effort to jump-start an economy that it thought may be decelerating, the Federal Reserve Board cut interest rates by a decisive 0.50% on November 6, bringing the targeted federal funds rate to 1.25%. This monetary easing, together with a Republican sweep of Congress in the November elections and favorable year-over-year fourth-quarter earnings comparisons, supported a dramatic six-week recovery of the US equity market from its early-October lows. Renewed selling in December wiped out part of the rally's gains, but the S&P 500 was still up 8.44% for the fourth calendar quarter.

1 The Standard & Poor's 500 index is an unmanaged group of stocks generally representative of the US stock market. Index returns represent the reinvestment of all distributions. It is not possible to invest directly in an index.

As 2003 began, investors demonstrated enthusiasm for President George W. Bush's economic growth initiative, including his proposed elimination of double taxation on dividends. However, as concerns about a possible war with Iraq heightened and companies' management reported a subdued outlook for first-quarter corporate earnings, the US equity market stumbled again, with the S&P 500 down 4.08% for the first two months of the year. Once the military action in Iraq actually began in March, the environment for risk taking improved. The equity markets began a rally that was sustained over the next several months by better-than-expected corporate earnings reports, driven in turn by a weaker dollar, ongoing cost cutting and surprisingly strong revenue growth. Consumer spending increased, supported by solid income growth and record low mortgage rates that led to a flurry of refinancing. The corporate earnings picture continued to brighten through the end of the annual period, with improvements in operating leverage, a higher level of confidence by management teams, and growing evidence that the business cycle had indeed turned.

Q: What were the best- and worst-performing sectors in the S&P 500 over the 12-month period?

A: As economic prospects began to improve during the annual period, investors embraced what are considered the more high-risk sectors of the S&P 500. Information technology and consumer discretionary were among the leading sectors, rising 32.0% and 16.6%, respectively. Industries such as semiconductors and biotechnology were also favored, gaining 51.9% and 31.2%, respectively. The defensive sectors of the US equity market, favored during the difficult environment of the last few years, were the worst performers during this annual period. These included consumer staples and utilities, which lost 5.0% and 2.3%, respectively. Health care eked out a modest gain of 2.1%.

Q: Will you describe Scudder Top 50 US Fund's performance against this backdrop?

A: Scudder Top 50 US Fund underperformed its benchmark, the S&P 500, for the 12 months ended August 31, 2003. The fund's Class A shares produced a total return of 7.24% (excluding sales charges) for the fiscal year, as compared with 12.07% for the S&P 500. The fund's Class B and Class C shares produced total returns of 6.62% and 6.60% (excluding sales charges), respectively, for the 12-month period.

The fund's relative underperformance was primarily due to poor stock selection in the consumer discretionary and information technology sectors. The fund's overweightings in software giant Microsoft Corp. and in retailer Kohl's Corp., both of which underperformed their respective sectors, had the most negative impact on fund performance. However, we believe the prospects for both companies are excellent, and so we not only continued to hold both companies in the portfolio but even added to the fund's position in Kohl's Corp. Strong stock selection in the consumer staples and industrials sectors contributed most to fund gains.

Q: Will you provide us with specific examples of your investment strategies?

A: We continued to seek only the most competitive, high quality, financially solid companies for the fund's focused portfolio. We particularly looked for companies with balance sheets that provide management with the necessary flexibility to navigate through tougher economic conditions and to grow the business in an expanding economy. The fund maintained its concentration in health care. Among the fund's top performers in health care were Forest Laboratories, Inc., Amgen, Inc., and Medtronic, Inc. Forest Laboratories, Inc. is a specialty pharmaceutical company. Amgen, Inc. is a product leader in the biotechnology industry, with a focus on discovering, manufacturing and marketing therapeutics based on cellular and molecular biology. Medtronic, Inc. provides device-based therapeutic products to the health care industry.

We gradually began increasing the fund's weighting in information technology during the fourth quarter of 2002 in expectation of an economic and capital spending rebound. We initiated positions in QUALCOMM, Inc., KLA-Tencor Corp., Linear Technology Corp., and Electronic Arts, Inc. All four companies have significant financial strength and are market leaders in their respective industries. QUALCOMM, Inc. develops and delivers digital wireless communications products and services based on its proprietary CDMA (Code Division Multiple Access) digital technology. KLA-Tencor Corp. is the world's leading supplier of process control and yield management systems for the semiconductor industry. Linear Technology Corp. designs and manufactures high-end analog chips and has a broad assortment of more than 4,700 products sold into personal computer and cell phone end-markets. Electronic Arts, Inc., a producer of video games, benefited from consumer software spending. Toward the end of the annual period, we sold the fund's position in Electronic Arts, Inc. at a profit. We held on to core technology companies, such as Cisco Systems, Inc., International Business Machines Corp., Microsoft Corp., and VERITAS Software Corp. We view these companies as aggressive, tenacious and able to maintain a leadership position through a combination of management talent, innovation, product or service differentiation, economies of scale and financial strength. These attributes, we believe, have positioned these companies to leap ahead of weaker competitors during the economic slowdown and to emerge as even stronger entities as economic activity rebounds.

In anticipation of a potential economic rebound, we positioned the fund to benefit from a cyclical upturn by expanding its holdings in the consumer discretionary sector. We focused specifically on media and media-related names, such as Gannett Co., Inc., Viacom, Inc. and Comcast Corp. Gannett Co., Inc. publishes nearly 400 newspapers, including USA Today, and owns and operates 22 network-affiliated TV stations. Viacom, Inc. produces and distributes movies and TV shows and also owns networks, cable TV channels, broadcast TV and radio stations, and a majority of Blockbuster Video. We expect the primary earnings driver for these firms to come from re-accelerated advertising revenues as the economy rebounds and as the Olympics and political elections draw near in 2004. Comcast Corp. develops, manages, and operates hybrid fiber-coaxial broadband cable communications networks and provides programming content.

As part of our strategy to position the fund to be more economically sensitive, we lowered the fund's exposure to consumer staples, widely considered one of the most defensive sectors. We eliminated positions in Costco Wholesale Corp., PepsiCo, Inc., Estee Lauder Companies, Inc. and Kraft Foods, Inc. The fund also remained underweight in the underperforming utilities sector, holding only Entergy Corp. With a solid balance sheet and above-average dividend yield, Entergy Corp. was one of the fund's better performers for the annual period.

Q: What investment strategies do you intend to pursue in the fund?

A: We have overweighted the fund's positions in the information technology and consumer discretionary sectors, which we expect to benefit if the US economy gains momentum during the second half of 2003 and if corporate profits continue to recover. We may also look to add to the industrials sector. Staying true to our well-balanced strategy, we also intend to maintain the fund's overweighting in health care. We currently consider many names in the health care sector, especially in pharmaceuticals, to be attractively priced.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2003

Asset Allocation	8/31/03	8/31/02

Common Stocks	100%	100%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/03	8/31/02

Information Technology	23%	16%
Financials	20%	22%
Health Care	15%	18%
Consumer Discretionary	13%	15%
Industrials	11%	13%
Consumer Staples	10%	11%
Energy	5%	5%
Utilities	2%	-
Materials	1%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2003 (32.6% of Portfolio)
1. Microsoft Corp. Developer and manufacturer of software	4.5%
2. Citigroup, Inc. Provider of diversified financial services holding company	4.1%
3. Cisco Systems, Inc. Developer of computer network products	3.8%
4. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	3.2%
5. American Express Co. Provider of travel-related, financial advisory and international banking services	3.1%
6. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.9%
7. Bank of America Corp. Provider of commercial banking services	2.8%
8. Anheuser-Busch Companies, Inc. Producer and operator of brand name beers, cans and barley seed processing plants	2.8%
9. Procter & Gamble Co. Manufacturer of diversified consumer products	2.7%
10. VERITAS Software Corp. Developer of memory and storage devices	2.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 33. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2003
Assets
Investment in Top 50 US Portfolio, at value	$ 16,799,328
Receivable for Fund shares sold	17,192
Due from Advisor	25,221
Total assets	16,841,741
Liabilities
Payable for Fund shares redeemed	2,694,114
Other accrued expenses and payables	58,614
Total liabilities	2,752,728
Net assets, at value	$ 14,089,013
Net Assets
Net assets consist of: Undistributed net investment income	4,656
Net unrealized appreciation (depreciation) on investments	(1,911,581)
Accumulated net realized gain (loss)	(9,836,332)
Paid-in capital	25,832,270
Net assets, at value	$ 14,089,013
Net Asset Value
Class A Net Asset Value and redemption price per share ($11,680,343 / 1,065,514 shares of capital stock outstanding, $.001 par value, 83,333,334 shares authorized)	$ 10.96
Maximum offering price per share (100 / 94.25 of $10.96)	$ 11.63
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,952,638 / 212,762 shares of capital stock outstanding, $.001 par value, 83,333,334 shares authorized)
$ 9.18
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($456,032 / 45,506 shares of capital stock outstanding, $.001 par value, 83,333,334 shares authorized)
$ 10.02
Maximum offering price per share (100 / 99 of $10.02)	$ 10.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2003
Investment Income
Total investment income allocated from the Top 50 US Portfolio: Dividends (net of foreign taxes withheld of $2,173)	$ 206,966
Interest	1,185
Expenses	(258,083)
Net investment income (loss) allocated from the Top 50 US Portfolio	(49,932)
Expenses: Administrator service fee	24,386
Distribution and shareholder servicing fees	57,179
Transfer agent fees	22,253
Registration fees	10,330
Reports to shareholders	1,507
Accounting fees	20,376
Legal	16,789
Auditing	24,325
Directors' fees and expenses	1,271
Total expenses, before expense reductions	178,416
Expense reductions	(233,004)
Total expenses, after expense reductions	(54,588)
Net investment income (loss)	4,656
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,556,605)
Net unrealized appreciation (depreciation) during the period on investments	2,739,784
Net gain (loss) on investment transactions	1,183,179
Net increase (decrease) in net assets resulting from operations	$ 1,187,835

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ 4,656	$ (53,970)
Net realized gain (loss) on investment transactions	(1,556,605)	(5,447,340)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,739,784	504,104
Net increase (decrease) in net assets resulting from operations	1,187,835	(4,997,206)
Fund share transactions: Proceeds from shares sold	3,377,741	7,851,698
Cost of shares redeemed	(7,556,471)	(6,465,881)
Net increase (decrease) in net assets from Fund share transactions	(4,178,730)	1,385,817
Increase (decrease) in net assets	(2,990,895)	(3,611,389)
Net assets at beginning of period	17,079,908	20,691,297
Net assets at end of period (including undistributed net investment income of $4,656 at August 31, 2003)	$ 14,089,013	$ 17,079,908

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 13.24	$ 22.34	$ 17.89	$ 12.62
Income (loss) from investment operations: Net investment income (loss)	.01[a]	(.02)[a]	(.03)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	.73	(3.00)	(9.07)	4.55	5.35
Total from investment operations	.74	(3.02)	(9.10)	4.45	5.27
Net asset value, end of period	$ 10.96	$ 10.22	$ 13.24	$ 22.34	$ 17.89
Total Return (%)[b]	7.24	(22.81)	(40.73)	24.87	41.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11,680	14,703	16,027	10,784	3,370
Ratio of expenses before expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	2.58	2.53	3.09	4.81	5.71
Ratio of expenses after expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	1.15	1.15	1.15	1.31	1.50
Ratio of net investment income (loss) (%)	.13	(.15)	(.25)	(.65)	(.52)
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

Class B
Years Ended August 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.61	$ 11.24	$ 19.11	$ 15.44	$ 10.96
Income (loss) from investment operations: Net investment income (loss)	(.03)[a]	(.08)[a]	(.15)	(.18)	(.12)
Net realized and unrealized gain (loss) on investment transactions	.60	(2.55)	(7.72)	3.85	4.60
Total from investment operations	.57	(2.63)	(7.87)	3.67	4.48
Net asset value, end of period	$ 9.18	$ 8.61	$ 11.24	$ 19.11	$ 15.44
Total Return (%)[b]	6.62	(23.40)	(41.21)	23.77	40.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,953	2,107	4,178	4,576	2,764
Ratio of expenses before expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	3.33	3.29	3.83	5.55	6.83
Ratio of expenses after expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	1.90	1.90	1.90	2.09	2.25
Ratio of net investment income (loss) (%)	(.62)	(.90)	(1.01)	(1.42)	(1.30)
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

Class C
Years Ended August 31,	2003	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.40	$ 12.27	$ 20.86	$ 16.83	$ 12.50
Income (loss) from investment operations: Net investment income (loss)	(.05)[b]	(.10)[b]	(.16)	(.17)	(.09)
Net realized and unrealized gain (loss) on investment transactions	.67	(2.77)	(8.43)	4.20	4.42
Total from investment operations	.62	(2.87)	(8.59)	4.03	4.33
Net asset value, end of period	$ 10.02	$ 9.40	$ 12.27	$ 20.86	$ 16.83
Total Return (%)[c]	6.60	(23.39)	(41.18)	23.95	34.64**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	456	269	487	280	136
Ratio of expenses before expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	3.33	3.29	3.74	5.53	7.15*
Ratio of expenses after expense reductions, including expenses allocated from the Top 50 US Portfolio (%)	1.90	1.90	1.90	2.07	2.25*
Ratio of net investment income (loss) (%)	(.62)	(.90)	(.98)	(1.41)	(1.31)*
[a] For the period from September 2, 1998 (commencement of sales of Class C shares) to August 31, 1999.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Top 50 US Fund ("Scudder Top 50 US Fund" or the "Fund") is a non-diversified series of the Scudder Investors Funds, Inc. (the "Corporation"), formerly Deutsche Investors Funds, Inc., which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Top 50 US Portfolio (the "Portfolio"), an open-end management investment company advised by Investment Company Capital Corp. ("ICCC") and subadvised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On August 31, 2003, the Fund owned approximately 75% of the Top 50 US Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003 Class C shares were offered without an initial sales charge. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $9,174,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2007 ($39,000), August 31, 2008 ($38,000), August 31, 2010 ($3,337,000) and August 31, 2011 ($5,760,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through August 31, 2003, the Fund incurred approximately $661,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio for a breakdown of the appreciation/depreciation from investments.

At August 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,656
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (9,174,000)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Corporation are allocated among the funds in the Corporation on the basis of relative net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. ICCC (the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Portfolio and Administrator for the Fund.

For the year ended August 31, 2003, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund, including expenses of the Portfolio, as follows: Class A shares 1.15%, Class B shares 1.90% and Class C shares 1.90%. Under these agreements, the Advisor waived and absorbed $217,049 of expenses.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the year ended August 31, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at August 31, 2003
Class A	$ 21,078	$ 3,751
Class B	2,839	505
Class C	469	84
	$ 24,386	$ 4,340

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. Transfer agent charges to the Fund by SISC and ICCC aggregated $22,253, of which $1,322 is unpaid at August 31, 2003.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2003
Class A	$ 35,131	$ 4,588
Class B	14,195	1,931
Class C	2,341	449
	$ 51,667	$ 6,968

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at August 31, 2003	Effective Rate
Class B	$ 4,732	$ 643.25%
Class C	780	149.25%
	$ 5,512	$ 792

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2003 aggregated $1,154. There were no underwriting commissions paid in connection with distribution of Class C shares for the year ended August 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2003, the CDSC for Class B and C shares aggregated $10,498 and none, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Accounting Fees

A third party service provider is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	286,076	$ 2,846,624	593,712	$ 7,328,169
Class B	42,413	359,989	47,209	453,902
Class C	18,475	171,128	6,257	69,627
		$ 3,377,741		$ 7,851,698
Shares redeemed
Class A	(658,892)	$ (6,912,928)	(366,050)	$ (4,500,240)
Class B	(74,299)	(628,853)	(174,335)	(1,777,442)
Class C	(1,588)	(14,690)	(17,288)	(188,199)
		$ (7,556,471)		$ (6,465,881)
Net increase (decrease)
Class A	(372,816)	$ (4,066,304)	227,662	$ 2,827,929
Class B	(31,886)	(268,864)	(127,126)	(1,323,540)
Class C	16,887	156,438	(11,031)	(118,572)
		$ (4,178,730)		$ 1,385,817

Report of Independent Auditors

To the Board of Directors of Scudder Investors Funds, Inc. (formerly Deutsche Investors Funds, Inc.) and the Shareholders of Scudder Top 50 US Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Top 50 US Fund (one of the funds constituting Scudder Investors Funds, Inc., formerly Deutsche Investors Funds, Inc., hereafter referred to as the "Fund") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $5,100, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following individuals hold the same position with the Fund and the Scudder Investors Portfolios Trust.

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1998	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66
Joseph R. Hardiman 5/27/37 Director since 2000	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Director since 2000	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Director since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Director since 1997	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Director since 2000	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 President since 2003	See information presented under Interested Director.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Daniel O. Hirsch 3/27/54 Vice President since 2003 and Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Investors Funds, Inc. of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of Investment Company Capital Corp. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the Top 50 US Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of August 31, 2003

	Shares	Value ($)

Common Stocks 100.0%
Consumer Discretionary 12.6%
Household Durables 1.3%
Fortunes Brands, Inc.	5,000	282,000
Media 7.3%
Comcast Corp. "A"*	10,000	283,600
Gannett Co., Inc.	6,000	470,520
McGraw-Hill, Inc.	7,000	427,000
Viacom, Inc. "B"	10,000	450,000
		1,631,120
Multiline Retail 2.5%
Kohl's Corp.*	9,000	569,250
Specialty Retail 1.5%
Bed Bath & Beyond, Inc.*	8,000	344,240
Consumer Staples 9.9%
Beverages 2.8%
Anheuser-Busch Companies, Inc.	12,000	618,480
Food & Drug Retailing 4.4%
Sysco Corp.	14,000	440,440
Wal-Mart Stores, Inc.	9,240	546,731
		987,171
Household Products 2.7%
Procter & Gamble Co.	7,000	611,030
Energy 5.5%
Oil & Gas
Anadarko Petroleum Corp.	7,000	304,500
ExxonMobil Corp.	12,400	467,480
Royal Dutch Petroleum Co. (New York shares)	10,000	448,700
		1,220,680
Financials 19.6%
Banks 7.9%
Bank of America Corp.	8,000	634,000
US Bancorp.	21,000	501,900
Washington Mutual, Inc.	3,000	116,940
Wells Fargo & Co.	10,000	501,400
		1,754,240
Diversified Financials 9.6%
American Express Co.	15,400	693,770
Citigroup, Inc.	21,000	910,350
Goldman Sachs Group, Inc.	6,000	530,940
		2,135,060
Insurance 2.1%
AFLAC, Inc.	15,000	480,150
Health Care 15.5%
Biotechnology 2.3%
Amgen Inc.*	7,950	523,905
Health Care Equipment & Supplies 2.6%
Medtronic, Inc.	6,570	325,741
St. Jude Medical, Inc.*	5,000	260,350
		586,091
Health Care Providers & Services 4.0%
Cardinal Health, Inc.	6,000	341,580
Quest Diagnostics, Inc.*	4,000	240,000
Wellpoint Health Networks, Inc.*	4,000	312,000
		893,580
Pharmaceuticals 6.6%
Forest Laboratories, Inc.*	10,000	470,000
Johnson & Johnson	9,340	463,077
Pfizer, Inc.	17,727	530,392
		1,463,469
Industrials 11.0%
Aerospace & Defense 3.2%
United Technologies Corp.	9,000	722,250
Air Freight & Logistics 0.9%
FedEx Corp.	3,000	201,300
Commercial Services & Supplies 4.1%
Avery Dennison Corp.	9,000	492,750
First Data Corp.	11,000	422,400
		915,150
Industrial Conglomerates 1.3%
General Electric Co.	10,000	295,700
Machinery 1.5%
PACCAR, Inc.	4,000	340,800
Information Technology 23.0%
Communications Equipment 5.7%
Cisco Systems, Inc.*	44,650	855,047
QUALCOMM, Inc.	10,000	412,800
		1,267,847
Computers & Peripherals 2.9%
International Business Machines Corp.	8,000	656,080
IT Consulting & Services 1.6%
Affiliated Computer Services, Inc. "A"*	7,000	347,270
Semiconductor Equipment & Products 5.6%
Altera Corp.*	5,000	112,200
KLA-Tencor Corp.*	10,000	593,600
Linear Technology Corp.	13,000	535,860
		1,241,660
Software 7.2%
Microsoft Corp.	37,600	997,152
VERITAS Software Corp.*	17,500	603,400
		1,600,552
Materials 1.0%
Chemicals
Ecolab, Inc.	1,000	25,790
Praxair, Inc.	3,000	191,460
		217,250
Utilities 1.9%
Electric Utilities
Entergy Corp.	8,000	419,600
Total Common Stocks (Cost $20,606,439)		22,325,925
Total Investment Portfolio - 100.0% (Cost $20,606,439) (a)		22,325,925

* Non-income producing security.
(a) The cost for federal income tax purposes was $20,611,680. At August 31, 2003, net unrealized appreciation for all securities based on tax cost was $1,714,245. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,629,978 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $915,733.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2003
Assets
Investments in securities, at value (cost $20,606,439)	$ 22,325,925
Cash equivalents	170,505
Dividends and interest receivable	40,573
Receivable for shares of beneficial interest subscribed	6,062
Total assets	22,543,065
Liabilities
Accrued advisory fee	15,928
Other accrued expenses and payables	80,162
Total liabilities	96,090
Net assets, at value	$ 22,446,975

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,912)	$ 279,740
Interest	1,614
Total Income	281,354
Expenses: Advisory fee	187,336
Administrator service fee	33,059
Accounting fees	41,000
Auditing	41,511
Custody fees	13,826
Legal	20,170
Trustees' fees and expenses	525
Other	11,828
Total expenses	349,255
Net investment income (loss)	(67,901)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,150,999)
Net unrealized appreciation (depreciation) during the period on investments	3,703,181
Net gain (loss) on investment transactions	1,552,182
Net increase (decrease) in net assets resulting from operations	$ 1,484,281

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ (67,901)	$ (114,863)
Net realized gain (loss) on investment transactions	(2,150,999)	(8,404,043)
Net unrealized appreciation (depreciation) on investment transactions during the period	3,703,181	1,090,427
Net increase (decrease) in net assets resulting from operations	1,484,281	(7,428,479)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	3,742,743	9,137,722
Value of capital withdrawn	(6,661,976)	(12,264,377)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(2,919,233)	(3,126,655)
Increase (decrease) in net assets	(1,434,952)	(10,555,134)
Net assets at beginning of period	23,881,927	34,437,061
Net assets at end of period	$ 22,446,975	$ 23,881,927

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended August 31,	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	24	34	36	24
Ratio of expenses	1.58	1.38	1.47	1.67	1.98
Ratio of net investment income (loss) (%)	(.30)	(.39)	(.59)	(1.00)	(1.00)
Portfolio turnover rate (%)	50	51	31	68	58
Total investment return (%)[a]	6.81	(22.58)	-	-	-

a Total investment return for the Portfolio was derived from the performance of Class A of Scudder Top 50 US Fund.

Notes to Financial Statements

A. Significant Accounting Policies

Top 50 US Portfolio (the "Portfolio"), a non-diversified series of the Scudder Investors Portfolios Trust (the "Trust"), formerly Deutsche Investors Portfolios Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Expenses. Expenses of the Trust arising in connection with a specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Trust.

Cash. Cash includes deposits held at the Portfolio's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended August 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $10,751,418 and $13,690,825, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corp. ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor and Administrator for the Portfolio. Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Portfolio.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. DeAM, Inc., an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio and is paid by the Advisor for its services.

Administrator Service Fee. Under the Administration Services Appendix to the Master Services Agreement, the Portfolio pays ICCC an annual fee (the "Administrator Service Fee") based on the Portfolio's average daily net assets. This fee is calculated and accrued daily and paid monthly, at the annual rate of 0.15% of the Portfolio's average daily net assets. The Administrator Service Fee aggregated $33,059, of which $5,793 is unpaid at August 31, 2003.

Various third party service providers provide certain services to the Portfolio. Certain expenses of the Portfolio will not be borne by ICCC such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Accounting Fees

A third party service provider is responsible for maintaining the portfolio and general accounting records of the Portfolio.

E. Line of Credit

Effective April 11, 2003, the Portfolio and several other affiliated funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Auditors

To the Trustees of Scudder Investors Portfolios Trust (formerly Deutsche Investor Portfolios Trust) and the Beneficial Interest Holders of Top 50 US Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Top 50 US Portfolio (one of the portfolios constituting Scudder Investors Portfolios Trust, formerly Deutsche Investors Portfolios Trust, hereafter referred to as the "Trust") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2003	PricewaterhouseCoopers LLP

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	FAUSX	FBUSX	FCUSX
CUSIP Number	81116R-101	81116R-200	81116R-309
Fund Number	406	606	706

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, August 31, 2003, the Top 50 Portfolio has adopted a code of  ethics,  as  defined  in  Item 2 of Form  N-CSR,  that  applies  to its
President and Treasurer and its Chief Financial  Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Top 50 US Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Top 50 US Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               October 22, 2003
                                    ---------------------------